DELAWARE GROUP INCOME FUNDS

Delaware Delchester Fund
Delaware High-Yield Opportunities Fund

Supplement to the Funds'
Class A, Class B and Class C Prospectus
dated September 30, 2002

The Board of Trustees has approved the addition of Class R Shares. These shares will be made available effective June 1, 2003. This Supplement describes those characteristics unique to Class R Shares. Please carefully review this Supplement and the Prospectus with your financial advisor when making an investment decision.

Delaware Delchester Fund only:

The following, which reflects the fees and expenses applicable to Class R Shares, supplements the information on page 4 of the Prospectus under "Profile: Delaware Delchester Fund - What are the Fund's fees and expenses?".

You do not pay sales charges directly from your investments when you buy or sell Class R Shares.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.65%
Distribution and service (12b-1) fees	0.60%
Other expenses	0.39%
Total operating expenses	1.64%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$167
3 years	$517
5 years	$892
10 years	$1,944

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Delaware High-Yield Opportunities Fund only:

The following, which reflects the fees and expenses applicable to Class R Shares, supplements the information on page 7 of the Prospectus under "Profile: Delaware High-Yield Opportunities Fund - What are the Fund's fees and expenses?".

You do not pay sales charges directly from your investments when you buy or sell Class R Shares.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.65%
Distribution and service (12b-1) fees	0.60%
Other expenses	0.49%
Total operating expenses	1.74%
Fee waivers and payments	(0.31%)
Net expenses	1.43%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. 2 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$146
3 years	$518
5 years	$915
10 years	$2,026

1 Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one-year contractual period and total operating expenses without expense waivers for years two through ten.

Delaware Delchester Fund and Delaware High-Yield Opportunities Fund:

The following information replaces the fourth bullet and adds a sixth bullet, respectively, under "About your account - Choosing a share class - Class A" on page 15:

Class A

  Class A Shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R Shares.

  Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

The following information replaces the fifth bullet under "About your account - Choosing a share class - Class B" on page 16:

Class B

  Because of the higher 12b-1 fees, Class B Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R Shares.

The following information replaces the fourth bullet under "About your account - Choosing a share class - Class C" on page 16:

Class C

  Because of the higher 12b-1 fees, Class C Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R Shares.

The following information supplements the section "About your account - Choosing a share class" on page 16:

Class R

  Class R Shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R Shares are not subject to a contingent deferred sales charge.

  Class R Shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C Shares.

  Because of the higher 12b-1 fee, Class R Shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A Shares.

  Unlike Class B Shares, Class R Shares do not automatically convert into another class.

  Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R Shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any Shareholders account holding who held Class A Shares as of June 1, 2003 (the date Class R Shares were made available) and who became eligible to purchase Class R shares, continues to be eligible to purchase Class A Shares after such that date. Any account holding Class R Shares is not eligible to purchase Class A Shares.

The following information supplements the introductory paragraph under the section "About your account - How to reduce your sales charge" on page 17:

"Class R Shares have no up front sales charge."

The following replaces the second sentence under the section "About your account - Special services - Exchanges" on page 22:

"However, if you exchange shares from a money market fund that does not have a sales charge or from Class R Shares of any fund you will pay any applicable sales charge on your new shares."

This Supplement is dated May 22, 2003.